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                                                                   EXHIBIT 10.22



                              CALLAWAY GOLF COMPANY
                            1991 STOCK INCENTIVE PLAN
                   (as Amended and Restated - August 15, 2000)



1.      PURPOSES OF THE PLAN

           The purposes of this Stock Incentive Plan ("Plan") of Callaway Golf Company, a Delaware corporation (the "Company"), are to enable the Company to attract, retain and motivate their officers, directors, key employees and consultants with compensatory arrangements and benefits that make use of or are measured by Company stock so as to provide for or increase the proprietary interests of such persons in the Company or to align their interests with those of the Company's shareholders.

2.      PLAN AWARDS

           To carry out the purposes of the Plan, the Company will from time to time enter into various arrangements with persons eligible to participate therein and confer various benefits upon them. The following such arrangements or benefits are authorized under the Plan if their terms and conditions are not inconsistent with the provisions of the Plan: Stock Options, Restricted Stock, Sales of Securities, Stock Bonuses, Performance Shares, Performance Units, Stock Appreciation Rights, Phantom Stock, Dividend Equivalents and Other Stock-Based Benefits. Such arrangements and benefits pursuant to the Plan are sometimes herein referred to as "Awards." The authorized categories of benefits for which Awards may be granted are defined as follows:

           Stock Options: A Stock Option is a right granted under the Plan to purchase a specified number of shares of Common Stock at such exercise price, at such times, and on such other terms and conditions as are specified in the Award. A Stock Option may but need not (a) provide for the payment of some or all of the option exercise price in cash or by promissory note or by delivery of previously owned shares (including the technique known as "pyramiding") or other property or by withholding some of the shares which are being purchased; (b) include arrangements to facilitate the grantee's ability to borrow funds for payment of the exercise price; or (c) be an Incentive Stock Option.

           Restricted Stock: Restricted Stock is Common Stock sold under the Plan (other than through the exercise of a Stock Option) at a substantial discount from its Fair Market Value or at its par value, but subject during specified periods of time to such restrictions on its transferability and repurchase rights as are expressed in the Award and as may constitute a substantial condition of forfeiture while in effect.

           Sales of Securities: A Sale of Securities is a sale under the Plan of unrestricted shares of Common Stock or of debt or other securities which are convertible into shares of Common Stock upon such terms and conditions as may be established in the terms of the Award.

           Stock Bonuses: A Stock Bonus is the issuance or delivery of unrestricted or restricted shares of Common Stock under the Plan as a bonus for services rendered or for any other valid consideration under applicable law.

           Performance Shares: A Performance Share is an Award that represents a fixed number of shares of Common Stock which vests at a specified time or over a period of time in accordance with performance criteria established in connection with the granting of the Award. Such criteria may measure the performance of the grantee, of the business unit in which the grantee is employed, or of the Company, or a combination of any of the foregoing. The vested portion of the Award is payable to the grantee either in the shares it represents or in cash in an amount equal to the Fair Market Value of those shares on the date of vesting, or a combination thereof, as specified in the



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Award.

           Performance Units: A Performance Unit is an Award that represents a fixed amount of cash which vests at a specified time or over a period of time in accordance with performance criteria established in connection with the granting of the Award. Such criteria may measure the performance of the grantee, of the business unit in which the grantee is employed, or of the Company or a combination of any of the foregoing. The vested portion of the Award is payable to the grantee either in cash or in shares valued at their Fair Market Value on the date of vesting, or a combination thereof, as specified in the Award.

           Stock Appreciation Rights: A Stock Appreciation Right is a right granted under the Plan to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Award, to the date of exercise. Payment of a Stock Appreciation Right may be made in cash or in shares valued at their Fair Market Value on the date of exercise, or combination thereof, as specified in the Award. A Stock Appreciation Right may but need not be granted in tandem with a Stock Option and require the surrender of that Stock Option or a portion thereof in connection with the exercise of the Stock Appreciation Right.

           Phantom Stock: Phantom Stock is a cash bonus granted under the Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

           Dividend Equivalents: A Dividend Equivalent is a right granted under the Plan to receive an amount in cash equivalent to the dividends that are paid, if any, on a specified number of shares of Common Stock during a certain period of time.

           Other Stock-Based Benefits: An Other Stock-Based Benefit is any arrangement granted under the Plan not otherwise described above which (a) by its terms might involve the issuance or sale of Common Stock or (b) involves a benefit that is measured, in whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock.

           An Award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative. Subject to the provisions of the Plan, any Award granted pursuant to the Plan may contain such additional terms and provisions as those administering the Plan for the Company may consider appropriate. Among other things, any such Award may but need not also provide for (i) the satisfaction of any applicable tax withholding obligation by the retention of shares to which the grantee would otherwise be entitled or by the grantee's delivery of previously owned shares or other property and (ii) acceleration of vesting, lapse of restrictions, cash settlement or other adjustment to the terms of the Award in the event of a merger, sale of assets or change of control of the Company.


3.      STOCK SUBJECT TO THE PLAN

           The kind and maximum number of shares of stock that may be sold or issued under the Plan, whether upon exercise of Stock Options or in settlement of other Awards, shall be 10,000,000 shares of Common Stock (this number reflects all stock splits through August 15, 2000, and is subject to further adjustments set forth hereinbelow). If the outstanding shares of stock of the class then subject to the Plan are increased or decreased, or are changed into or are exchanged for a different number or kind of shares or securities or other forms of consideration, as a result of one or more recapitalizations, restructurings, reclassifications, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities or other forms of consideration which may thereafter be sold or issued under the Plan and for which Awards (including Incentive Stock Options) may thereafter be granted and for which outstanding Awards previously granted under the Plan may thereafter be exercised or settled.

           If, on or before termination of the Plan, any shares of Common Stock subject to an Award shall not be issued or transferred and shall cease to be issuable or transferable for any reason, or if such shares shall have been reacquired by the Company pursuant to restrictions imposed on such shares under the Plan or the terms of an Award,



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the shares not so issued or transferred and the shares so reacquired shall no longer be charged against the limitation provided for in this Section 3 and may be again made the subject of Awards under this Plan. The shares of stock sold or issued under the Plan may be obtained from the Company's authorized but unissued shares, from reacquired or treasury shares, or from outstanding shares acquired in the market or from private sources.

4.      ADMINISTRATION OF THE PLAN

           (a) The Plan shall be administered by the Board of Directors of the Company (the "Board') or, in the discretion of the Board, a committee appointed thereby (the "Committee '). Subject to the provisions of the Plan, the Board, or the Committee, shall have full and final authority in its discretion to select the eligible persons to whom Awards shall be granted hereunder, to grant such Awards, to determine the terms and provisions of such Awards and the number of shares to be sold or issued pursuant thereto. The Board (and the Committee) shall also be empowered with full and final authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Board or the Committee, as the case may be, may delegate to Company officers or others in authority with respect to any Awards that may be granted to Employees who are not then officers of the Company or subject to Section 16 of the 1934 Act, subject to applicable legal requirements. The interpretation and construction by the Board or the Committee of any term or provision of the Plan or of any Award granted thereunder shall be final and binding upon all participants in the Plan.

           (b) Pursuant to the authority described above, the Board or the Committee may adopt such amendments to, and rules and regulations governing, the Plan as may be considered advisable for purposes of compliance with applicable federal or state securities laws. The Board of Directors has established the following rules applicable to all Awards made pursuant to the Plan: No Award granted hereunder (other than an Award expressly granting unrestricted shares) may be transferred by the grantee except (i) by will or the laws of descent and distribution, (ii) upon dissolution of marriage pursuant to a qualified domestic relations order or division of community or marital property or (iii) with the express written approval of the Board or Committee in its sole discretion. No such permitted transfer shall, by itself, affect any vesting restrictions which then apply to the Award. Persons who are subject to Section 16 of the 1934 Act are also subject to the restrictions on transferability set forth in Section 7(a) of the Plan.

           (c) The Company may assist any person to whom an Award is granted hereunder (including any officer or eligible director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Board or the Committee.


5.      PERSONS ELIGIBLE TO PARTICIPATE

           Directors, officers and key employees of the Company shall be eligible for the grant of Awards under the Plan at the discretion of the Board or Committee provided -that no director of the Company who is not also an employee of the Company shall be eligible to receive any Award hereunder. Non-employee consultants to the Company who are deemed by the Board or Committee to be of such significance to the Company that Awards hereunder are appropriate in the interest of the Company shall also be eligible on ad hoc basis for the grant of Awards hereunder.


6.      PLAN EFFECTIVENESS AND DURATION

           The Plan shall become effective as of the date designated by the Board, and shall continue (unless earlier terminated by the Board) until its expiration as set forth below; provided that this Plan shall be submitted for the approval of each class of capital stock eligible to vote on matters submitted to a vote of the Company's shareholders as soon as reasonably practicable; and provided further that any Awards granted prior to such shareholder approval shall be considered subject to such approval. Unless previously terminated, the Plan will expire ten years after its effective date, but such expiration shall not affect any Award previously made or granted which is then outstanding.


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7.      SECTION 16 PERSONS

           Notwithstanding any other provision herein, any Award granted hereunder to an officer or director of the Company who is then subject to
Section 16 of the 1934 Act shall be subject to the following limitations:

           (a) The Award may provide for the issuance of shares of Common Stock as a Stock Bonus for no consideration other than services rendered. In the event of an Award under which shares of Common Stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall either (i) be equal to the amount required to be received by the Company in order to assure compliance with applicable state law or (ii) be equal to or greater than 50% of the Fair Market Value of such shares on the date of grant of such Award.

           (b) Any derivative security (as defined in the rules and regulations of the Securities and Exchange Commission with respect to Section 16 of the 1934
Act) granted under this Plan shall be transferable by the recipient thereof only to the extent such transfer is not prohibited by Rule 16b-3 under Section 16 of the 1934 Act, by any other provision of this Plan or by any rule or regulation, adopted by the Board or Committee pursuant to the Plan.


8.      AMENDMENT AND TERMINATION

           The Board may amend, suspend or terminate the Plan, provided that no amendment of the Plan may, unless approved by the shareholders of the Company, increase the maximum number of shares that may be made subject to sale or issuance or may be sold or issued under the Plan, or alter the class of persons eligible to participate in the Plan. The Board may in its discretion determine, with respect to any amendments of the Plan (whether or not requiring shareholder approval under this Plan or applicable law), that such amendments shall become effective upon approval by the shareholders of the Company.


9.      CERTAIN DEFINITIONS

           The authorized categories of benefits for which Awards may be granted under this Plan are defined in Section 2 above. In addition, the following terms used in this Plan shall have the following meanings:

           "Common Stock" is the Company's common stock, as constituted on the effective date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3 above.

           "Fair Market Value" of shares of stock shall be calculated (a) during such time as the Company is not a publicly-traded company, by the Board based on its good faith determination, and (b) at such times as the Company is publicly-traded, on the basis of the closing price of stock of that class on the day in question (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) in which such shares are then traded; or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or national quotation system on which such shares are then quoted; or, if not so quoted, as furnished by a professional securities dealer making a market in such shares selected by the Board or the Committee; or if no such dealer is available, then the Fair Market Value shall be determined in good faith by the Board.

           An "Incentive Stock Option" is a Stock Option that qualifies as an "incentive stock option" as defined under Section 422 (or any applicable successor provisions) of the Internal Revenue Code and that includes an express provision that it is intended to be an Incentive Stock Option.

           A "Person" shall mean any individual, firm, partnership, corporation, trust, estate, association, group (as such term is used in Rule 13d-5 under the 1934 Act) or other entity, and shall include any successor (by merger or otherwise) to such entity.

           A "Subsidiary" of the Company is any corporation, partnership or other entity in which the Company directly or indirectly owns 50% or more of the total combined power to cast votes in the election of directors, trustees, managing partners or similar officials.



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           The "1934 Act" means the Securities Exchange Act of 1934, as amended.

10.     GOVERNING LAW

           This Plan and any awards granted hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware and applicable federal law.